SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

N/A
                       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

On February 23, 2010, David Anthony notified us of his decision to resign from our board of directors, effective February 23, 2010.  Mr. Anthony’s resignation was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  We understand that Mr. Anthony is resigning from our board of directors to devote more time to other companies from whose boards David Gelbaum, our Chief Executive Officer, is resigning.  Mr. Gelbaum has stated he is resigning from these other boards so he may devote more time to his position as CEO of Entech Solar, Inc. which he assumed on February 8, 2010

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Sandra J. Martin
Chief Financial Officer

Dated: February 25, 2010